Security Information






Security Purchased

CUSIP
014477AE3

Issuer
ALERIS INTERNATIONAL INC

Underwriters
DBSI, Goldman Sachs, Keybank NA, PNC Bank

Years of continuous operation, including predecessors
> 3 years

Security
ARS 10% 12/15/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/13/2006

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public offering
0

Total
400,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.50%

Rating
Caa1/B-

Current yield
10.00%

Benchmark vs Spread (basis points)
551 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.02%

DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%

DWS High Income Fund
Chicago
1,130,000
 $                 1,130,000
0.28%

DWS High Income Trust
Chicago
130,000
 $                   130,000
0.03%

DWS High Income VIP
Chicago
200,000
 $                   200,000
0.05%

DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.02%

DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%

DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%

DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%

New York Funds





DWS High Income Plus Fund
New York
225,000
 $                   225,000
0.06%

DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%

Total

2,000,000
 $                 2,000,000
0.50%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
018772AG8

Issuer
ALLIANCE ONE INTERNATIONAL

Underwriters
DBSI, Wachovia, ING Wholesale Banking

Years of continuous operation, including predecessors
> 3 years

Security
AOI 8.5% 5/15/2012

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Wachovia

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/2/2007

Total amount of offering sold to QIBs
150,000,000

Total amount of any concurrent public offering
0

Total
150,000,000

Public offering price
99.51

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.75%

Rating
B2/B

Current yield
8.54%

Benchmark vs Spread (basis points)
416 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
135,000
 $                   135,000
0.03%

DWS Balanced VIP
Chicago
40,000
 $                     40,000
0.01%

DWS High Income Fund
Chicago
1,700,000
 $                 1,700,000
0.43%

DWS High Income Trust
Chicago
200,000
 $                   200,000
0.05%

DWS High Income VIP
Chicago
300,000
 $                   300,000
0.08%

DWS Multi Market Income Trust
Chicago
105,000
 $                   105,000
0.03%

DWS Strategic Income Fund
Chicago
115,000
 $                   115,000
0.03%

DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%

DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%

New York Funds





DWS High Income Plus Fund
New York
345,000
 $                   345,000
0.09%

DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%

Total

3,000,000
 $                 3,000,000
0.75%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
043436AE4

Issuer
ASBURY AUTOMOTIVE GROUP

Underwriters
Goldman Sachs, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
ABG 7.625% 3/15/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/12/2007

Total amount of offering sold to QIBs
150,000,000

Total amount of any concurrent public offering
0

Total
150,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.13%

Rating
B3/B

Current yield
7.63%

Benchmark vs Spread (basis points)
308 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
315,000
 $                   315,000
0.08%

DWS Balanced VIP
Chicago
105,000
 $                   105,000
0.03%

DWS High Income Fund
Chicago
3,960,000
 $                 3,960,000
0.99%

DWS High Income Trust
Chicago
465,000
 $                   465,000
0.12%

DWS High Income VIP
Chicago
670,000
 $                   670,000
0.17%

DWS Multi Market Income Trust
Chicago
250,000
 $                   250,000
0.06%

DWS Strategic Income Fund
Chicago
260,000
 $                   260,000
0.07%

DWS Strategic Income Trust
Chicago
55,000
 $                     55,000
0.01%

DWS Strategic Income VIP
Chicago
70,000
 $                     70,000
0.02%

New York Funds





DWS High Income Plus Fund
New York
815,000
 $                   815,000
0.20%

DWS Short Duration Plus Fund
New York
35,000
 $                     35,000
0.01%

Total

7,000,000
 $                 7,000,000
1.75%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






CUSIP
097751AM3

Issuer
BOMBARDIER INC

Underwriters
BNP Paribas, DBSI, JP Morgan

Years of continuous operation, including predecessors
> 3 years

Security
BOMB 8% 11/15/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/10/2006

Total amount of offering sold to QIBs
385,000,000

Total amount of any concurrent public offering
0

Total
385,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.50%

Rating
Ba2/BB

Current yield
8.00%

Benchmark vs Spread (basis points)
340 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
125,000
 $                   125,000
0.03%

DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.02%

DWS High Income Fund
Chicago
1,585,000
 $                 1,585,000
0.40%

DWS High Income Trust
Chicago
185,000
 $                   185,000
0.05%

DWS High Income VIP
Chicago
280,000
 $                   280,000
0.07%

DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.03%

DWS Strategic Income Fund
Chicago
110,000
 $                   110,000
0.03%

DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.02%

DWS Strategic Income VIP
Chicago
75,000
 $                     75,000
0.02%

New York Funds





DWS High Income Plus Fund
New York
315,000
 $                   315,000
0.08%

DWS Short Duration Plus Fund
New York
75,000
 $                     75,000
0.02%

Total

3,000,000
 $                 3,000,000
0.75%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
 security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.







Issuer
COSAN FINANCE LTD

Underwriters
Credit Suisse, Morgan Stanley, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
COSAN 7 % 2/1/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/19/2007

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public offering
0

Total
400,000,000

Public offering price
98.24

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Ba2/BB

Current yield
7.05%

Benchmark vs Spread (basis points)
249 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
175,000
 $                   175,000
0.04%

DWS Balanced VIP
Chicago
100,000
 $                   100,000
0.03%

DWS High Income Fund
Chicago
2,120,000
 $                 2,120,000
0.53%

DWS High Income Trust
Chicago
245,000
 $                   245,000
0.06%

DWS High Income VIP
Chicago
370,000
 $                   370,000
0.09%

DWS Multi Market Income Trust
Chicago
135,000
 $                   135,000
0.03%

DWS Strategic Income Fund
Chicago
140,000
 $                   140,000
0.04%

DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.03%

DWS Strategic Income VIP
Chicago
100,000
 $                   100,000
0.03%

New York Funds





DWS High Income Plus Fund
New York
415,000
 $                   415,000
0.10%

DWS Short Duration Plus Fund
New York
100,000
 $                   100,000
0.03%

Total

4,000,000
 $                 4,000,000
1.00%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
345397VC4

Issuer
FORD MOTOR CREDIT CO

Underwriters
DBSI, Goldman Sachs, Lehman Brothers, Merrill
Lynch, Morgan Stanley

Years of continuous operation, including predecessors
> 3 years

Security
F 8% 12/15/2016

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/11/2006

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public offering
0

Total
1,500,000,000

Public offering price
98.32

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.13%

Rating
B1/B

Current yield
8.14%

Benchmark vs Spread (basis points)
373 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
125,000
 $                   125,000
0.03%

DWS Balanced VIP
Chicago
100,000
 $                   100,000
0.03%

DWS High Income Fund
Chicago
1,530,000
 $                 1,530,000
0.38%

DWS High Income Trust
Chicago
175,000
 $                   175,000
0.04%

DWS High Income VIP
Chicago
265,000
 $                   265,000
0.07%

DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.03%

DWS Strategic Income Fund
Chicago
100,000
 $                   100,000
0.03%

DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.03%

DWS Strategic Income VIP
Chicago
100,000
 $                   100,000
0.03%

New York Funds





DWS Bond VIP
New York
100,000
 $                   100,000
0.03%

DWS Core Plus Income Fund
New York
270,000
 $                   270,000
0.07%

DWS High Income Plus Fund
New York
305,000
 $                   305,000
0.08%

DWS Short Duration Plus Fund
New York
100,000
 $                   100,000
0.03%

Total

3,370,000
 $                 3,370,000
0.84%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
 security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
345397VD2

Issuer
FORD MOTOR CREDIT CO

Underwriters
DBSI, Goldman Sachs, Lehman Brothers, Merrill
Lynch, Morgan Stanley

Years of continuous operation, including predecessors
> 3 years

Security
F FRN 1/13/2012

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/11/2006

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public offering
0

Total
1,500,000,000

Public offering price
98.76

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
B1/B

Current yield
8.08%

Benchmark vs Spread (basis points)
99 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
220,000
 $                   220,000
0.06%

DWS Balanced VIP
Chicago
100,000
 $                   100,000
0.03%

DWS High Income Fund
Chicago
2,710,000
 $                 2,710,000
0.68%

DWS High Income Trust
Chicago
315,000
 $                   315,000
0.08%

DWS High Income VIP
Chicago
475,000
 $                   475,000
0.12%

DWS Multi Market Income Trust
Chicago
165,000
 $                   165,000
0.04%

DWS Strategic Income Fund
Chicago
175,000
 $                   175,000
0.04%

DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.03%

DWS Strategic Income VIP
Chicago
100,000
 $                   100,000
0.03%

New York Funds





DWS Bond VIP
New York
320,000
 $                   320,000
0.08%

DWS Core Plus Income Fund
New York
1,070,000
 $                 1,070,000
0.27%

DWS High Income Plus Fund
New York
540,000
 $                   540,000
0.14%

DWS Short Duration Plus Fund
New York
100,000
 $                   100,000
0.03%

Total

6,390,000
 $                 6,390,000
1.60%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
 security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
373298CH9

Issuer
GEORGIA-PACIFIC CORP

Underwriters
BoA, Citigroup, DBSI, Barclays, Daiwa Securities,
Lehman Brothers, Mitsubishi UFJ Securities,
Mizuho International, RBS Greenwich Capital,
Scotia Capital, SunTrust Capital Markets

Years of continuous operation, including predecessors
> 3 years

Security
GP 7.125% 1/15/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/13/2006

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public offering
0

Total
750,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.90%

Rating
Ba3/B

Current yield
7.13%

Benchmark vs Spread (basis points)
258 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
160,000
 $                   160,000
0.04%

DWS Balanced VIP
Chicago
55,000
 $                     55,000
0.01%

DWS High Income Fund
Chicago
1,975,000
 $                 1,975,000
0.49%

DWS High Income Trust
Chicago
230,000
 $                   230,000
0.06%

DWS High Income VIP
Chicago
345,000
 $                   345,000
0.09%

DWS Multi Market Income Trust
Chicago
120,000
 $                   120,000
0.03%

DWS Strategic Income Fund
Chicago
125,000
 $                   125,000
0.03%

DWS Strategic Income Trust
Chicago
30,000
 $                     30,000
0.01%

DWS Strategic Income VIP
Chicago
40,000
 $                     40,000
0.01%

New York Funds





DWS High Income Plus Fund
New York
395,000
 $                   395,000
0.10%

DWS Short Duration Plus Fund
New York
25,000
 $                     25,000
0.01%

Total

3,500,000
 $                 3,500,000
0.88%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
382550AW1

Issuer
GOODYEAR TIRE & RUBBER

Underwriters
Goldman Sachs, BNP Paribas, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
GT 8.625% 12/1/2011

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/16/2006

Total amount of offering sold to QIBs
500,000,000

Total amount of any concurrent public offering
0

Total
500,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.50%

Rating
B2/B-

Current yield
8.63%

Benchmark vs Spread (basis points)
396 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.02%

DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%

DWS High Income Fund
Chicago
1,130,000
 $                 1,130,000
0.28%

DWS High Income Trust
Chicago
130,000
 $                   130,000
0.03%

DWS High Income VIP
Chicago
200,000
 $                   200,000
0.05%

DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.02%

DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%

DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%

DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%

New York Funds





DWS High Income Plus Fund
New York
230,000
 $                   230,000
0.06%

DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%

Total

2,000,000
 $                 2,000,000
0.50%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
 security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.







Security Purchased

CUSIP
404119AS8

Issuer
HCA INC

Underwriters
BoA, Citigroup, DBSI, JP Morgan, Merrill Lynch,
Wachovia, ABN Amro, Barclays, BNP Paribas,
Calyon, GE Capital Markets, Goldman Sachs,
HVB Capital Markets, ING Financial Markets,
Mizuho International, RBS Greenwich Capital

Years of continuous operation, including predecessors
> 3 years

Security
HCA 9.125% 11/15/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/9/2006

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public offering
0

Total
1,000,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.50%

Rating
B2/BB-

Current yield
9.13%

Benchmark vs Spread (basis points)
449 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
360,000
 $                   360,000
0.09%

DWS Balanced VIP
Chicago
120,000
 $                   120,000
0.03%

DWS High Income Fund
Chicago
4,520,000
 $                 4,520,000
1.13%

DWS High Income Trust
Chicago
535,000
 $                   535,000
0.13%

DWS High Income VIP
Chicago
790,000
 $                   790,000
0.20%

DWS Multi Market Income Trust
Chicago
270,000
 $                   270,000
0.07%

DWS Strategic Income Fund
Chicago
305,000
 $                   305,000
0.08%

DWS Strategic Income Trust
Chicago
65,000
 $                     65,000
0.02%

DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.02%

New York Funds





DWS High Income Plus Fund
New York
895,000
 $                   895,000
0.22%

DWS Short Duration Plus Fund
New York
45,000
 $                     45,000
0.01%

Total

8,000,000
 $                 8,000,000
2.00%







^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of
a security, the final sale date is listed.
 If a Fund still held the security as of
 the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
43713W107

Issuer
HOME INNS & HOTELS MANAGEMENT INC

Underwriters
CSFB, Merrill Lynch, DBSI

Years of continuous operation, including predecessors
> 3 years

Ticker
HMIN US

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
CSFB

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/25/2006

Total dollar amount of offering sold to QIBs
 $                                                 109,020,000

Total dollar amount of any concurrent public offering
 $                                                                  -

Total
 $                                                 109,020,000

Public offering price
 $                                                           13.80

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                                                             0.97

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Mid Cap Growth VIP
Chicago
700
 $                     70,000
0.02%

DWS Small Cap Growth VIP
Chicago
2,700
 $                   270,000
0.07%

New York Funds





DWS Global Opportunities Fund
New York
                          9,600
 $                   960,000
0.24%

DWS Global Opportunities VIP
New York
                          4,600
 $                   460,000
0.12%

DWS Micro Cap Fund
New York
                          1,000
 $                   100,000
0.03%

DWS Mid Cap Growth Fund
New York
14,000
 $                 1,400,000
0.35%

DWS RREEF Global Real Estate Securities Fund
New York
2,750
 $                   275,000
0.07%

DWS Small Cap Growth Fund
New York
                          5,500
 $                   550,000
0.14%

Total

40,850
 $                 4,085,000
1.02%







^The Security and Fund Performance is calculated
 based on information provided by State Street
Bank.


*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
458204AA2

Issuer
INTELSAT BERMUDA LTD

Underwriters
Citigroup, Credit Suisse, DBSI, Lehman Brothers,
Bear Stearns, BNP Paribas, Goldman Sachs, JP
Morgan, Merrill Lynch, RBS Greenwich Capital

Years of continuous operation, including predecessors
> 3 years

Security
INTEL FRN 1/15/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/9/2007

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public offering
0

Total
600,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
Caa1/B

Current yield
8.87%

Benchmark vs Spread (basis points)
351 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
45,000
 $                     45,000
0.01%

DWS Balanced VIP
Chicago
15,000
 $                     15,000
0.00%

DWS High Income Fund
Chicago
560,000
 $                   560,000
0.14%

DWS High Income Trust
Chicago
65,000
 $                     65,000
0.02%

DWS High Income VIP
Chicago
100,000
 $                   100,000
0.03%

DWS Multi Market Income Trust
Chicago
35,000
 $                     35,000
0.01%

DWS Strategic Income Fund
Chicago
40,000
 $                     40,000
0.01%

DWS Strategic Income Trust
Chicago
10,000
 $                     10,000
0.00%

DWS Strategic Income VIP
Chicago
10,000
 $                     10,000
0.00%

New York Funds





DWS High Income Plus Fund
New York
110,000
 $                   110,000
0.03%

DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%

Total

1,000,000
 $                 1,000,000
0.25%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of
 a security, the final sale date is
listed. If a Fund still held the
security as of the quarter-end, the
 quarter-end date is listed.






Security Information






Security Purchased

CUSIP
68555GAA8

Issuer
ORASCOM TELECOM FINANCE

Underwriters
Citigroup, Credit Suisse, ABN Amro, DBSI

Years of continuous operation, including predecessors
> 3 years

Security
ORAT 7.875% 2/8/2014

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/1/2007

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public offering
0

Total
750,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
B2/B-

Current yield
7.88%

Benchmark vs Spread (basis points)
303 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
175,000
 $                   175,000
0.04%

DWS Balanced VIP
Chicago
100,000
 $                   100,000
0.03%

DWS High Income Fund
Chicago
2,115,000
 $                 2,115,000
0.53%

DWS High Income Trust
Chicago
245,000
 $                   245,000
0.06%

DWS High Income VIP
Chicago
370,000
 $                   370,000
0.09%

DWS Multi Market Income Trust
Chicago
135,000
 $                   135,000
0.03%

DWS Strategic Income Fund
Chicago
140,000
 $                   140,000
0.04%

DWS Strategic Income Trust
Chicago
100,000
 $                   100,000
0.03%

DWS Strategic Income VIP
Chicago
100,000
 $                   100,000
0.03%

New York Funds





DWS High Income Plus Fund
New York
420,000
 $                   420,000
0.11%

DWS Short Duration Plus Fund
New York
100,000
 $                   100,000
0.03%

Total

4,000,000
 $                 4,000,000
1.00%







^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of
 a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
721467AE8

Issuer
PILGRIM'S PRIDE CORP

Underwriters
Lehman Brothers, BoA, BMO Capital Markets,
Credit Suisse, DBSI, JP Morgan, Stephens Inc,
Stifel Nicolaus & Co

Years of continuous operation, including predecessors
> 3 years

Security
PPC 7.625% 5/1/2015

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/19/2007

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public offering
0

Total
400,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.67%

Rating
B1/B

Current yield
7.63%

Benchmark vs Spread (basis points)
227 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
230,000
 $                   230,000
0.06%

DWS Balanced VIP
Chicago
80,000
 $                     80,000
0.02%

DWS High Income Fund
Chicago
2,830,000
 $                 2,830,000
0.71%

DWS High Income Trust
Chicago
330,000
 $                   330,000
0.08%

DWS High Income VIP
Chicago
495,000
 $                   495,000
0.12%

DWS Multi Market Income Trust
Chicago
175,000
 $                   175,000
0.04%

DWS Strategic Income Fund
Chicago
180,000
 $                   180,000
0.05%

DWS Strategic Income Trust
Chicago
40,000
 $                     40,000
0.01%

DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%

New York Funds





DWS Bond VIP
New York
195,000
 $                   195,000
0.05%

DWS Core Plus Income Fund
New York
60,000
 $                     60,000
0.02%

DWS High Income Plus Fund
New York
555,000
 $                   555,000
0.14%

DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.01%

Total

5,255,000
5,255,000
1.31%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
 the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
721467AF5

Issuer
PILGRIM'S PRIDE CORP

Underwriters
Lehman Brothers, BoA, BMO Capital Markets,
Credit Suisse, DBSI, JP Morgan, Stephens Inc,
Stifel Nicolaus & Co

Years of continuous operation, including predecessors
> 3 years

Security
PPC 8.375% 5/1/2017

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
1/19/2007

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public offering
0

Total
250,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.67%

Rating
B2/B

Current yield
8.38%

Benchmark vs Spread (basis points)
361 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
140,000
 $                   140,000
0.04%

DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%

DWS High Income Fund
Chicago
1,690,000
 $                 1,690,000
0.42%

DWS High Income Trust
Chicago
200,000
 $                   200,000
0.05%

DWS High Income VIP
Chicago
295,000
 $                   295,000
0.07%

DWS Multi Market Income Trust
Chicago
105,000
 $                   105,000
0.03%

DWS Strategic Income Fund
Chicago
110,000
 $                   110,000
0.03%

DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%

DWS Strategic Income VIP
Chicago
35,000
 $                     35,000
0.01%

New York Funds





DWS Bond VIP
New York
75,000
 $                     75,000
0.02%

DWS Core Plus Income Fund
New York
25,000
 $                     25,000
0.01%

DWS High Income Plus Fund
New York
335,000
 $                   335,000
0.08%

DWS Short Duration Plus Fund
New York
20,000
 $                     20,000
0.01%

Total

3,100,000
 $                 3,100,000
0.78%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
76010RAA6

Issuer
RENTAL SERVICE CORP

Underwriters
Citigroup, DBSI, GE Capital

Years of continuous operation, including predecessors
> 3 years

Security
RSC 9.5% 12/1/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/17/2006

Total amount of offering sold to QIBs
620,000,000

Total amount of any concurrent public offering
0

Total
620,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.38%

Rating
Caa1/B-

Current yield
9.50%

Benchmark vs Spread (basis points)
484 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
90,000
 $                     90,000
0.02%

DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%

DWS High Income Fund
Chicago
1,130,000
 $                 1,130,000
0.28%

DWS High Income Trust
Chicago
130,000
 $                   130,000
0.03%

DWS High Income VIP
Chicago
200,000
 $                   200,000
0.05%

DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.02%

DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%

DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%

DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%

New York Funds





DWS High Income Plus Fund
New York
225,000
 $                   225,000
0.06%

DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%

Total

2,000,000
 $                 2,000,000
0.50%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of
 a security, the final sale date is
listed. If a Fund still held the security
 as of the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
816074AF5

Issuer
SEITEL INC

Underwriters
DBSI, Morgan Stanley, UBS

Years of continuous operation, including predecessors
> 3 years

Security
SELA 9.75% 2/15/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/9/2007

Total amount of offering sold to QIBs
400,000,000

Total amount of any concurrent public offering
0

Total
400,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.75%

Rating
B3/B-

Current yield
9.75%

Benchmark vs Spread (basis points)
439 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
230,000
 $                   230,000
0.06%

DWS Balanced VIP
Chicago
80,000
 $                     80,000
0.02%

DWS High Income Fund
Chicago
2,825,000
 $                 2,825,000
0.71%

DWS High Income Trust
Chicago
330,000
 $                   330,000
0.08%

DWS High Income VIP
Chicago
495,000
 $                   495,000
0.12%

DWS Multi Market Income Trust
Chicago
175,000
 $                   175,000
0.04%

DWS Strategic Income Fund
Chicago
180,000
 $                   180,000
0.05%

DWS Strategic Income Trust
Chicago
40,000
 $                     40,000
0.01%

DWS Strategic Income VIP
Chicago
55,000
 $                     55,000
0.01%

New York Funds





DWS High Income Plus Fund
New York
560,000
 $                   560,000
0.14%

DWS Short Duration Plus Fund
New York
30,000
 $                     30,000
0.01%

Total

5,000,000
 $                 5,000,000
1.25%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
 security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
87264MAA7

Issuer
TRW AUTOMOTIVE INC

Underwriters
BoA, DBSI, Goldman Sachs, Lehman Brothers,
Merrill Lynch

Years of continuous operation, including predecessors
> 3 years

Security
TRW 7% 3/15/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/14/2007

Total amount of offering sold to QIBs
500,000,000

Total amount of any concurrent public offering
0

Total
500,000,000

Public offering price
98.65

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.75%

Rating
Ba3/BB-

Current yield
7.10%

Benchmark vs Spread (basis points)
284 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Balanced Fund
Chicago
385,000
 $                   385,000
0.10%

DWS Balanced VIP
Chicago
130,000
 $                   130,000
0.03%

DWS High Income Fund
Chicago
4,810,000
 $                 4,810,000
1.20%

DWS High Income Trust
Chicago
565,000
 $                   565,000
0.14%

DWS High Income VIP
Chicago
825,000
 $                   825,000
0.21%

DWS Multi Market Income Trust
Chicago
305,000
 $                   305,000
0.08%

DWS Strategic Income Fund
Chicago
315,000
 $                   315,000
0.08%

DWS Strategic Income Trust
Chicago
70,000
 $                     70,000
0.02%

DWS Strategic Income VIP
Chicago
90,000
 $                     90,000
0.02%

New York Funds





DWS High Income Plus Fund
New York
945,000
 $                   945,000
0.24%

DWS Short Duration Plus Fund
New York
60,000
 $                     60,000
0.02%

Total

8,500,000
 $                 8,500,000
2.13%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
635309107

Issuer
NATIONAL CINEMEDIA INC

Underwriters
Credit Suisse, JP Morgan, Lehman Brothers,
Morgan Stanley, AGM Securities, Allen & Co,
BoA, Bear Stearns, Citigroup, DBSI, Goldman
Sachs, Merrill Lynch, UBS

Years of continuous operation, including predecessors
> 3 years

Ticker
NCMI US

Is the affiliate a manager or co-manager of offering?
Co-Manger

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/7/2007

Total dollar amount of offering sold to QIBs
 $                                                 798,000,000

Total dollar amount of any concurrent public offering
 $                                                                  -

Total
 $                                                 798,000,000

Public offering price
 $                                                           21.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                                                             1.16

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Mid Cap Growth VIP
Chicago
3,900
 $                   390,000
0.10%

DWS Small Cap Growth VIP
Chicago
15,000
 $                 1,500,000
0.38%

New York Funds





DWS Global Opportunities Fund
New York
                        41,200
 $                 4,120,000
1.03%

DWS Global Opportunities VIP
New York
                        19,200
 $                 1,920,000
0.48%

DWS Mid Cap Growth Fund
New York
                        77,800
 $                 7,780,000
1.95%

DWS Small Cap Growth Fund
New York
25,700
 $                 2,570,000
0.64%

Total

182,800
 $               18,280,000
4.57%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
719427106

Issuer
PHYSICIANS FORMULA HOLDINGS

Underwriters
Citigroup, DBSI, BoA, Cowen & Co, Pipper
Jaffray

Years of continuous operation, including predecessors
> 3 years

Ticker
FACE US

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/8/2006

Total dollar amount of offering sold to QIBs
 $                                                 127,500,000

Total dollar amount of any concurrent public offering
 $                                                                  -

Total
 $                                                 127,500,000

Public offering price
 $                                                           17.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                                                             1.19

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Fund





DWS Small Cap Growth VIP
Chicago
                        13,500
 $                 1,350,000
0.34%

New York Funds





DWS Globlal Opportunities Fund
New York
                        32,700
 $                 3,270,000
0.82%

DWS Globlal Opportunities VIP
New York
15,600
 $                 1,560,000
0.39%

DWS Micro Cap Fund
New York
                          4,700
 $                   470,000
0.12%

DWS Small Cap Growth Fund
New York
                        27,600
 $                 2,760,000
0.69%

Total

94,100
 $                 9,410,000
2.35%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
871043105

Issuer
SWITCH & DATA FACILITIES

Underwriters
DBSI, Jefferies & Co, CIBC, Lazard, Merriman
Curhan Ford & Co, Raymond James, RBC Capital
Markets, Kaufman Bros, Signal Hill Capital Group

Years of continuous operation, including predecessors
> 3 years

Ticker
SDXC US

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Jefferies

Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/8/2007

Total dollar amount of offering sold to QIBs
 $                                                 198,330,000

Total dollar amount of any concurrent public offering
 $                                                                  -

Total
 $                                                 198,330,000

Public offering price
 $                                                           17.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                                                             1.19

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Small Cap Growth VIP
Chicago
36,700
 $                 3,670,000
0.92%

New York Funds





DWS Micro Cap Fund
New York
                        10,600
 $                 1,060,000
0.27%

DWS Small Cap Growth Fund
New York
63,000
 $                 6,300,000
1.58%

Total

110,300
 $               11,030,000
2.76%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.






Security Information






Security Purchased

CUSIP
29759R102

Issuer
ETELECARE GLOBAL SOLUTIONS

Underwriters
Morgan Stanley, DBSI, JMP Securities, Robert W
Baird & Co

Years of continuous operation, including predecessors
> 3 years

Ticker
ETEL US

Is the affiliate a manager or co-manager of offering?
Co-Manger

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
3/27/2007

Total dollar amount of offering sold to QIBs
 $                                                   74,250,000

Total dollar amount of any concurrent public offering
 $                                                                  -

Total
 $                                                   74,250,000

Public offering price
 $                                                           13.50

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                                                             0.95

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Small Cap Growth VIP
Chicago
43,600
 $                 4,360,000
1.09%

New York Funds





DWS Micro Cap Fund
New York
                        76,000
 $                 7,600,000
1.90%

DWS Small Cap Growth Fund
New York
12,100
 $                 1,210,000
0.30%

Total

131,700
 $               13,170,000
3.29%







^The Security and Fund Performance is
calculated based on information provided by State Street Bank.



*If a Fund executed multiple sales of a
 security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.